SUPPLEMENT DATED AUGUST 25, 2009
TO THE INSTITUTIONAL CLASS SHARES PROSPECTUS
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009
(As Supplemented on March 20, 2009, April 8, 2009, April 9, 2009,
April 10, 2009, May 4, 2009, May 21, 2009, June 19, 2009, and July 30, 2009)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

MANAGEMENT OF THE FUNDS
The Manager

The Sub-Advisors

Mellon Capital Management Corporation
Effective June 24, 2009, John O’Toole ceased being a portfolio manager for the MidCap Growth Fund III.
Effective June 24, 2009, Ronald Gala became an additional portfolio manager for the MidCap Growth Fund III.
Please see the prospectus for Mr. Gala’s biographical information.

Spectrum Asset Management, Inc. (“Spectrum”)
Effective July 1, 2009, Mark A. Lieb became a portfolio manager for the Global Diversified Income Fund,
Preferred Securities Fund, Bond & Mortgage Securities Fund, and High Quality Intermediate - Term Bond Fund.
The day-to day portfolio management is shared by three portfolio managers. In each such case, except where noted in the Management of the Funds section, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Mark A. Lieb. Mr. Lieb, Executive Director and Co-Chief Executive Officer for Spectrum, founded Spectrum in 1987.
He earned a BA in Economics from Central Connecticut State University and an MBA in Finance from the University of
Hartford.